Exhibit 10.15

FIRST AMENDMENT TO
AMENDED AND RESTATED NOTE PURCHASE AGREEMENT

This First Amendment to Amended and Restated Note Purchase Agreement (this “Amendment”) is made and entered into as of September 5, 2025, by and among Gloo Holdings, LLC, a Delaware limited liability company (the “Company”), and the undersigned Purchasers.

RECITALS

Whereas, the Company and the Purchasers are parties to that certain Amended and Restated Note Purchase Agreement, dated as of June 23, 2025 (the “Agreement”), by and among the Company and the Purchasers named therein;

Whereas, all capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Agreement;

Whereas, pursuant to Section 2.2 of the Note Purchase Agreement, prior to giving effect to this Amendment, the maximum aggregate Loan Amount is $130,000,000;

Whereas, the Company and Purchasers constituting “Required Purchasers” (as defined in the Agreement) desire to amend the Agreement to increase the Loan Amount from an aggregate amount not to exceed $130,000,000 to an aggregate amount not to exceed $160,000,000; and

Whereas, together, the parties hereto constitute the Company and Required Purchasers sufficient to amend the Agreement and bind all parties thereto.

AGREEMENT

Now Therefore, in consideration of the foregoing recitals and the mutual terms and conditions contained herein and in the Agreement, and other good and valuable consideration, the receipt and sufficiency of which the parties hereto hereby acknowledge, the parties hereto agree as follows:

1.
Amendment of Section 2.2. The Agreement is hereby amended by deleting Section 5.6 in its entirety and replacing Section 2.2 with the following:

“2.2 Subsequent Closings. The Company, at any time prior to the earlier to occur of (a) a Qualified IPO (as defined in the LLC Agreement) and (b) December 31, 2025, may, but is not obligated to, borrow additional amounts up to an aggregate Loan Amount of $160,000,000 in one or more additional closings (each, a “Subsequent Closing” and together with the Initial Closing, each, a “Closing”) to such persons or entities as may be approved by the Company (the “Additional Purchasers”) on the terms and conditions set forth in this Agreement. The date of each Closing is referred to herein as a “Closing Date.” Subject to the terms of Section 7.7, this Agreement, including without limitation, the Schedule of Purchasers, may be amended by the Company without the consent of the Purchasers to include any Additional Purchasers. Any Notes sold pursuant to this Section 2.2 shall be deemed to be “Notes” for all purposes under this Agreement, and any Additional Purchasers thereof shall be deemed to be “Purchasers” for all purposes under this Agreement.”

2.
Miscellaneous.
(a)
Except as amended by this Amendment, the Agreement shall remain in full force and effect in all respects. Additionally, the Agreement, as referenced in any other document that the parties to the Agreement have executed, shall mean the Agreement as amended by this Amendment.
(b)
Each of the parties hereto hereby consents to this Amendment and hereby acknowledges that the Agreement remains in full force and effect and is hereby ratified and reaffirmed. Except as expressly set forth herein, the execution of this Amendment shall not operate as a waiver of any right, power or remedy of any party, constitute a waiver of any provision of any of the Agreement or serve to effect a novation of any obligation thereunder.
(c)
This Amendment may be executed in any number of counterparts, each and all of which will be deemed an original and all of which together will constitute but one and the same instrument. The facsimile or electronic signature of any party to this Amendment (including any electronic signature complying with the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act or other applicable law, e.g., www.docusign.com) or a PDF copy of the signature of any party to this Amendment delivered by electronic mail for purposes of execution or otherwise, is to be considered to have the same binding effect as the delivery of an original signature on an original contract. Any party that delivers an executed counterpart signature page by electronic image scan transmission in .pdf shall, upon the request of a party, promptly thereafter deliver a manually executed counterpart signature page to such party; provided, however, that the failure to do so will not affect the validity, enforceability, or binding effect of this Amendment.
(d)
This Amendment shall be governed by and construed under the laws of the State of Colorado in all respects as such laws are applied to agreements among Colorado residents entered into and performed entirely within Colorado, without giving effect to conflict of law principles thereof.

[Signature Pages Follow]

In Witness Whereof, the parties hereto have executed this First Amendment to Amended and Restated Note Purchase Agreement as of the date set forth in the first paragraph hereof.

COMPANY:

Gloo Holdings, LLC

By: /s/ Scott Beck

Name: Scott Beck

Title: President & Chief Executive Officer

Address: 831 Pearl St.

Boulder, Colorado 80302

Signature Page to
First Amendment to Amended and Restated Note Purchase Agreement

In Witness Whereof, the parties hereto have executed this First Amendment to Amended and Restated Note Purchase Agreement as of the date set forth in the first paragraph hereof.

Required Purchasers:

Pearl Street Trust

By: /s/ Scott Beck

Name: Scott Beck

Title: Trustee

FMAB Partners, LP

By: /s/ Jack D. Furst

Name: Jack D. Furst

Title: President of JAJO, LLC, the General Partner of JAJO Partners, LP

William B. Kent

By: /s/ William B. Kent

Kent Lubrication Centers, LTD

By: /s/ William B. Kent

Name: William B. Kent

Title: Chairman/CEO

Jane White 2011 Irrevocable Trust

By: /s/ Wallace L. Hall Jr.

Name: Wallace L. Hall, Jr.

Title: Manager

Mark Saulsbury

By: /s/ Mark Saulsbury

Signature Page to
First Amendment to Amended and Restated Note Purchase Agreement

Bubba Saulsbury 2018 GST Trust

By: /s/ Shane Louder

Name: Shane Louder

Title: Trustee

Dianne Zugg 2018 GST Trust

By: /s/ Shane Louder

Name: Shane Louder

Title: Trustee

Matthew Saulsbury 2018 GST Trust

By: /s/ Shane Louder

Name: Shane Louder

Title: Trustee

Mark Saulsbury 2018 GST Trust

By: /s/ Shane Louder

Name: Shane Louder

Title: Trustee

Erik Olson

By: /s/ Erik Olson

Kristine Olson

By: /s/ Kristine Olson

Signature Page to
First Amendment to Amended and Restated Note Purchase Agreement